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Exhibit 10(a)

                    SECOND AMENDMENT TO EMPLOYMENT AGREEMENT


         THIS SECOND AMENDMENT is made as of the 1st day of January, 2000, between SAGA COMMUNICATIONS, INC., a Delaware corporation with its principal office at 73 Kercheval Avenue, Grosse Pointe Farms, Michigan 48236 (the "Corporation"), and Edward K. Christian of Grosse Pointe Farms, Michigan 48236 ("Christian").

                                WITNESSETH THAT:

         WHEREAS, the Corporation and Christian entered into an Employment Agreement dated as of April 8, 1997, amended as of December 8, 1998 (the "Agreement"); and

         WHEREAS, the Corporation and Christian desire to amend paragraph 6 of the Agreement;

         NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

         1. The Agreement is hereby amended by replacing the existing paragraph 6 in its entirety with the following:

         "6. In addition to the salary specified in paragraph 4 and the cost of living adjustment specified in paragraph 5, Christian shall be eligible for (a) stock options in such amounts as shall be approved by the Board of Directors of the Corporation from time to time and (b) bonuses in such amounts as shall be determined pursuant to the terms of the Chief Executive Officer Annual Incentive Plan of SAGA Communications, Inc., effective as of January 1, 2000, or as otherwise determined by the Board of Directors of the Corporation, it being agreed that Christian's aggregate compensation in any year under paragraphs 4, 5 and 6 hereof shall not be less than his average aggregate annual compensation for 1994, 1995 and 1996 unless Christian's or the Corporation's performance shall have declined substantially."

         2. Except as modified and amended hereby, the Agreement shall remain in full force and effect and is hereby ratified and affirmed.

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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the day and year above written.

                                       SAGA COMMUNICATIONS, INC.

                                       By /S/ Samuel D. Bush
                                          -------------------------------------
                                          Samuel D. Bush, Vice President



                                       By /S/ Edward K. Christian
                                          -------------------------------------
                                          Edward K. Christian

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